Property on Operating Leases	12 Months Ended
Mar. 31, 2011
Property on Operating Leases

(8) Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2011 are as follows:

Years ending March 31	Yen (millions)
2012	¥241,097
2013	163,046
2014	60,470
2015	3,234
2016	505

Total future minimum lease rentals	¥468,352

Future minimum rentals as shown above should not necessarily be considered indicative of future cash collections.